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                                                                    EXHIBIT 10.3
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                   SEVENTH AMENDMENT TO FORBEARANCE AGREEMENT



This SEVENTH AMENDMENT TO FORBEARANCE AGREEMENT (the "AGREEMENT") dated as of September 7, 2000 by and among FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street Hartford, Connecticut 06115 ("LENDER"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER"), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("APEX"), and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("GROS-ITE" and collectively with Apex, "GUARANTOR") (all of the foregoing sometimes hereinafter referred to as the "Parties").

                                    RECITALS

Prior hereto, the Lender and Borrower have entered into a Forbearance Agreement, a First Amendment to Forbearance Agreement, a Second Amendment to Forbearance Agreement and a Third Amendment to Forbearance Agreement a Fourth Amendment to Forbearance Agreement and a Fifth Amendment to Forbearance Agreement and a Sixth Amendment to Forbearance Agreement (collectively the "Prior Forbearance Agreements"), which individually and collectively have set forth the agreements and obligations between the Parties. It is the intention of the Parties to enter into this Seventh Amendment to Forbearance Agreement, incorporating all of the recitals, representations and agreements of the Prior Forbearance Agreements, as if fully set forth herein, except as expressly set forth below.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as a condition to this Seventh Amendment to Forbearance Agreement, the Parties hereto agree, represent and warrant as follows:

         A. Except as otherwise provided for herein, all of the terms, conditions, representations and agreements included in the Prior Forbearance Agreements are hereby confirmed, ratified and agreed to as part of this, the Seventh Amendment to Forbearance Agreement, as if fully set forth herein.

         B. The definition of "Loan and Forbearance Documents" and "Loan Documents" as contained in the Prior Forbearance Agreements shall include this Seventh Amendment to Forbearance Agreement.

         C. The accrual of the Third Amendment Fee as described in paragraph G of the Third Amendment to Forbearance Agreement shall continue to the earlier of September 30, 2000 or the satisfaction of the obligations owed to the Lender, payment of which shall be made on or before that date.

         D. The period of forbearance as described in paragraph J of the Third Amendment to Forbearance Agreement is extended to September 30, 2000, provided that the Borrower shall obtain and deliver to the Lender an unqualified loan commitment, satisfactory to the Lender as to form and amount, on or before September 8, 2000, which loan commitment shall provide for a


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closing on or before September 26, 2000, the purpose of which loan commitment shall be the payoff to the satisfaction of the Lender of the Indebtedness owed to the Lender.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     LENDER:
                                     FLEET NATIONAL BANK

                                     By:/s/G. Chris Miller
                                        ------------------
                                     G. Christopher Miller
                                     Its Vice President
                                     (Duly Authorized)


                                     BORROWER:
                                     EDAC TECHNOLOGIES CORPORATION
                                     By:/s/Ronald G. Popolizio
                                        ----------------------
                                     Ronald G. Popolizio
                                     Its Vice President
                                     (Duly Authorized)


                                     GUARANTORS:
                                     GROS-ITE INDUSTRIES, INC.

                                     By:/s/Ronald G. Popolizio
                                        ----------------------
                                     Ronald G. Popolizio
                                     Its Vice President
                                     (Duly Authorized)


                                     APEX MACHINE TOOL COMPANY, INC.

                                     By: /s/Ronald G. Popolizio
                                         ----------------------
                                     Ronald G. Popolizio
                                     Its Vice President
                                     (Duly Authorized)